UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 1, 2017

METLIFE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-15787	13-4075851
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Park Avenue, New York, New York	10166-0188
(Address of Principal Executive Offices)	(Zip Code)

212-578-9500

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

MetLife, Inc.’s Board of Directors amended and restated the MetLife Performance-Based Compensation Recoupment Policy (the “Policy”), effective November 1, 2017. MetLife’s stock-based long-term incentive awards, annual cash incentive compensation, and other performance-based compensation to MetLife, Inc. executive officers and other employees (collectively, “Performance-Based Compensation”) is subject to the Policy in effect from time to time.

Under the Policy, MetLife may seek to recoup Performance-Based Compensation:

•	from an employee who engaged in or contributed to fraudulent or other wrongful conduct, including by failure to appropriately supervise, that caused financial or reputational harm to MetLife, including a MetLife, Inc. accounting restatement required by material noncompliance with financial reporting requirements; and

•	from a MetLife, Inc. executive officer, if the MetLife, Inc. Board of Directors or its Compensation Committee determines that the Performance-Based Compensation was based in whole or in part on materially inaccurate performance metrics, regardless of whether the executive officer was responsible for the inaccuracy. In such cases, MetLife may seek to recoup Performance-Based Compensation awarded to, credited, earned by, or paid to the executive officer within the current or past three fiscal years.

Under the Policy, MetLife’s recoupment can include offset from amounts otherwise credited, payable, or due; forfeiture or cancellation of awards or amounts deferred; and/or recovery or repayment, as applicable and to the extent permissible under law. The Policy does not restrict MetLife from enforcing any other rights or remedies.

The foregoing description is not complete and is qualified by reference to the Policy, which is filed as Exhibit 10.1 hereto.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

10.1	MetLife Performance-Based Compensation Recoupment Policy (effective as amended and restated November 1, 2017)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METLIFE, INC.

By:	/s/ Jeannette N. Pina
Name:	Jeannette N. Pina
Title:	Vice President and Secretary

Date: November 6, 2017